UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

UFP INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Michigan (State or other Jurisdiction of Incorporation)	0-22684 (Commission File Number)	38-1465835 (IRS Employer Identification No.)

2801 East Beltline, NE, Grand Rapids, Michigan (Address of Principal Executive Offices)	49525 (Zip Code)

Registrant's telephone number, including area code: (616) 364-6161

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UFPI	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

At the Company's Annual Meeting of Shareholders held on April 22, 2026, the matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company’s proxy statement, filed with the SEC on March 9, 2026. The voting results are as follows:

Proposal 1: Election of Directors

The following individual was elected to serve as a director of the Company to hold office until the 2028 Annual Meeting of Shareholders, under the terms of the Company's Bylaws

Nominee	For	Against	Abstain	Broker Non-Votes
Mary Tuuk Kuras	45,368,099	4,172,095	29,644	3,116,987

The following individuals were elected to serve as directors of the Company to hold office until the 2029 Annual Meeting of Shareholders, under the terms of the Company's Bylaws:

Nominee	For	Against	Abstain	Broker Non-Votes
Ronald K. Grubbs, Jr.	47,673,622	1,850,575	45,641	3,116,987
Benjamin J. McLean.	45,592,715	3,950,773	26,350	3,116,987
Michael G. Wooldridge	39,311,848	10,238,391	19,599	3,116,987

Proposal 2: Ratification of the Appointment of Independent Auditors

The shareholders ratified the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 26, 2026.

For	Against	Abstain	Broker Non-Votes
52,408,230	201,324	77,271	-

Proposal 3: Approval, on Advisory (Non-Binding) Basis, of Executive Compensation

The shareholders approved a proposed resolution approving, on an advisory (non-binding) basis, the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

For	Against	Abstain	Broker Non-Votes
47,706,018	1,772,787	91,033	3,116,987

Item 8.01.   Other Information.

On April 22, 2026, the Board of Directors of UFP Industries, Inc., a Michigan corporation (the “Company”), declared a quarterly cash dividend of $0.36 per share of the Company’s common stock. This dividend is payable on June 15, 2026, to shareholders of record on June 1, 2026. The per share cash dividend amount represents a 3% increase from the 2025 dividend rate.

Item 9.01.  Exhibits.

Exhibits

104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 23, 2026	UFP INDUSTRIES, INC.
(Registrant)

	By:	/s/ Michael R. Cole
Michael R. Cole
Chief Financial Officer,
Principal Financial Officer and
Treasurer

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